UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2022

Luvu Brands, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-53314	59-3581576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2745 Bankers Industrial Drive, Atlanta, GA  30360

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (770) 246-6400

__________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2022, Luvu Brands, Inc. (the “Company”) appointed Alexander A. Sannikov Chief Financial Officer of the Company, effective April 29, 2022 (the “Effective Date”). Biographical information for Mr. Sannikov is as follows:

Mr. Sannikov, age 40, has served as the Interim Finance Director at Allen Media Digital and Weather Group, subsidiaries of Allen Media Group, an Atlanta, GA based digital media and telecommunications company, from May 2021 through April 2022. Prior to his role at Allen Media Digital he served as Director of Financial Planning and Analysis at Axia Acquisitions Corp. dba AMES Taping Tools a Suwanee, GA based construction equipment manufacturing company, from August 2019 through February 2021. Prior to his role at Axia he served as Vice President, Finance at FiberLight, LLC an Alpharetta, GA based telecommunications company, from March 2018 through May 2019. Prior to that he served as Senior Finance Manager, Finance Manager and Senior Financial Analyst at Cox Communications, Inc. an Atlanta, GA based communications company, from July 2011 through March 2018. Mr. Sannikov received a B.B.A. in Finance from Georgia State University and a M.B.A. in Finance from Georgia State University.

The Company has not entered into a formal written employment agreement with Mr. Sannikov; however, on April 11, 2022, Mr. Sannikov entered into a Stock Option Agreement pursuant to the Company’s 2015 Equity Incentive Plan granting him an incentive stock option for an aggregate of 250,000 shares of our common stock, 62,500 shares exercisable on April 11 of each year, beginning 2023 through 2026, at an exercise price of $0.20 per share. The option is exercisable for a period of 5 years from the initial grant date.

Ronald P. Scott, age 67, the Company’s current Chief Financial Officer and Secretary and member of the board of directors, shall resign, as previously announced, effective on the Effective Date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luvu Brands, Inc.

Date: April 29, 2022	By:	/s/ Louis S. Friedman
Louis S. Friedman

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